UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 18, 2005


                         Calypte Biomedical Corporation
                         ------------------------------
               (Exact name of Company as specified in its charter)


Delaware                                   000-20985                        06-1226727
--------                                   ---------                        ----------
(State or Other Jurisdiction)      (Commission File Number)      (I.R.S. Employer Identification)
of Incorporation)


                5000 Hopyard Rd., Suite 480, Pleasanton CA 94588
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (925) 730-7200
                                                           --------------


                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) Effective January 14, 2005, Calypte Biomedical Corporation (the "Company") issued an unsecured $2 million promissory note (the "Note") to Marr Technologies BV, the Company's largest stockholder. The Note was funded on January 18, 2005. The Note bears interest at a rate of 7% per annum and is payable in full no later than March 31, 2005 (the "Maturity Date"). In the event the Note is not paid in full by the Maturity Date, the unpaid principal and interest will continue to accrue interest at a rate of 9% per annum thereafter.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Pleasanton, California
       January 18, 2005

                            Calypte Biomedical Corporation

                            By: /s/ Richard D. Brounstein
                                    -------------------------------------------
                                    Richard D. Brounstein
                                    Executive Vice President and
                                    Chief Financial Officer